                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 6, 1999



                           CABLE TV FUND 14-A, LTD.
                           ------------------------
            (Exact name of registrant as specified in its charter)


        Colorado                    0-15378                       84-1024657
        --------                    -------                       ----------
(State of Organization)      (Commission File No.)              (IRS Employer
                                                             Identification No.)

c/o Comcast Corp., 1500 Market St., Philadelphia, PA 19102-2148   215-665-1700
---------------------------------------------------------        --------------
(Address of principal executive office and Zip Code)         (Registrant's
                                                              telephone no.
                                                          including area code)

Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

     On July 6, 1999, Cable TV Fund 14-A, Ltd., a Colorado limited partnership (the "Partnership"), sold the cable television system serving the areas in and around Calvert County, Maryland (the "Calvert County System") to a subsidiary of Jones Intercable, Inc. (the "General Partner") for $39,388,667, subject to customary closing adjustments. The purchase price was determined by averaging three separate independent appraisals of the fair market value of the Calvert County System. The sale was approved by the holders of a majority of the limited partnership interests in a vote conducted by the General Partner in March and April 1999. From the proceeds of the Calvert County System sale, the Partnership will pay certain fees and expenses of the transaction and distribute the remaining net sale proceeds to the Partnership's partners of record as of the closing date of the sale of the Calvert County System. This distribution is expected to be made in August 1999. Because the distribution to the limited partners from the sale of the Calvert County System, together with all prior distributions, will return to the limited partners more than 125% of the capital initially contributed to the Partnership by the limited partners, the General Partner will receive a general partner distribution from the net sale proceeds. The limited partners, as a group, will receive approximately $34,257,000 and the General Partner will receive an approximate $5,054,000 general partner distribution. The limited partners' distribution from the proceeds of the sale of the Calvert County System will total approximately $214 for each $500 limited partnership interest, or $428 for each $1,000 invested in the Partnership.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

(a)  Financial statements of businesses acquired.

     Not applicable

(b)  Pro forma financial information.

     A description of the pro forma financial information of Cable TV Fund 14-A, Ltd. reflecting the disposition of the Calvert County System is attached.

(c)  Exhibits.

     Purchase and Sale Agreement dated June 29, 1998 between Cable TV Fund 14-A, Ltd. and Jones Communications of Maryland, Inc. is incorporated by reference from the Partnership's Schedule 14-A filing of January 15, 1999 (Commission File No. 15378).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                                  CABLE TV FUND 14-A, LTD.,
                                                  a Colorado limited partnership

                                                  By:  Jones Intercable, Inc.,
                                                       its general partner



Dated:  July 20, 1999                            By: /s/ Arthur R. Block
                                                     --------------------------
                                                       Arthur R. Block
                                                       Vice President

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                          OF CABLE TV FUND 14-A, LTD.


     On July 6, 1999, Cable TV Fund 14-A, Ltd. (the "Partnership") sold the cable television system serving certain areas in and around Calvert County, Maryland (the "Calvert County System") to a subsidiary of Jones Intercable, Inc. (the "General Partner") for $39,388,667, subject to customary closing adjustments. The purchase price was determined by the average of three separate independent appraisals of the fair market value of the Calvert County System. This sale was approved by the holders of a majority of the limited partnership interests in a vote conducted by the General Partner in March and April 1999. Upon closing, the Partnership settled working capital adjustments, paid certain fees and expenses related to the transaction and will distribute the remaining proceeds to the limited partners and to the General Partner in the third quarter of 1999. Because the distribution to the limited partners from the sale of the Calvert County System, together with all prior distributions, will return to the limited partners more than 125% of the capital initially contributed to the partnership by the limited partners, the General Partner will receive a general partner distribution from the net sales proceeds. Based upon financial information as of March 31, 1999, such distribution would total approximately $39,311,000. The limited partners as a group would receive approximately $34,257,000 and the General Partner would receive approximately $5,054,000. There is no assurance that the actual distribution will equal the amount above. Previously, the Partnership sold the cable television systems serving Buffalo, Minnesota (the "Buffalo System") and Naperville, Illinois (the "Naperville System") on March 29, 1999 and May 6, 1999, respectively. In addition, the Partnership owned a 27% interest in Cable TV Fund 14-A/B Venture (the "Venture"). The Venture sold the cable television system serving areas in and around Broward County, Florida (the "Broward System") on March 31, 1998 and the Venture was liquidated in October 1998.

     The following unaudited pro forma balance sheet assumes that as of March 31, 1999, the Partnership had sold the Calvert County System and the Naperville System. The unaudited pro forma statements of operations assume that the partnership had sold the Broward System, the Buffalo System, the Naperville System and the Calvert County System as of January 1, 1998.

     The unaudited pro forma financial information should be read in conjunction with the accompanying notes to the unaudited pro forma financial information.

     ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF MARCH 31, 1999 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                           CABLE TV FUND 14-A, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                                March 31, 1999

                                                                               Pro Forma                   Pro Forma
                                                    As Reported               Adjustments                   Balance
                                                ----------------  --------------------------------        ----------
                                                                      Sale of          Sale of
                                                                     Naperville   Calvert County
                                                                     -----------  ---------------

ASSETS
Cash and Cash Equivalents                       $    11,223,305     $  9,678,381   $   39,283,272      $  60,184,958
Proceeds from Sale in Escrow                          1,200,000          696,000                           1,896,000
Trade Receivables, net                                  326,287         (139,705)        (186,582)
Investment in Cable Television Properties:
    Property, plant and equipment, net               24,493,407      (12,861,538)     (11,631,869)
    Franchise costs and other intangibles, net        1,307,483       (1,305,519)          (1,964)
                                                    -----------      -----------      -----------        -----------

         Total investment in cable
           television properties                     25,800,890      (14,167,057)     (11,633,833)
Deposits, Prepaid Expenses and Deferred Charges         364,342         (160,132)        (204,210)
                                                    -----------       ----------      -----------        -----------

                                                $    38,914,824    $  (4,092,513)  $   27,258,647       $ 62,080,958
                                                     ==========      ===========       ==========         ==========


LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
    Debt                                         $   10,485,070   $  (10,332,777)  $     (152,293)   $
    Trade accounts payable
      and accrued liabilities                         2,098,911       (1,789,870)        (309,041)
    Subscriber prepayments                              123,982          (89,129)         (34,853)
    Accrued distribution to limited partners         10,874,000       10,000,000       34,256,701         55,130,701
    Accrued distribution to General Partner                                             5,054,257          5,054,257
                                                    -----------      -----------      -----------        -----------

         Total Liabilities                           23,581,963       (2,211,776)      38,814,771         60,184,958
                                                    -----------      -----------      -----------        -----------


Partners' Capital:
    General Partner                                                                       474,000            474,000
    Limited Partners                                 15,332,861       (1,880,737)     (12,030,124)         1,422,000
                                                    -----------       ----------     ------------         ----------

         Total Partners' Capital                     15,332,861       (1,880,737)     (11,556,124)         1,896,000
                                                    -----------       ----------     ------------         ----------

                                                  $  38,914,824  $    (4,092,513)  $   27,258,647    $    62,080,958
                                                    ===========      ===========      ===========         ==========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited pro forma balance sheet.

                           CABLE TV FUND 14-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1998


                                                                  Pro Forma               Pro Forma
                                         As Reported             Adjustments               Balance
                                         -----------  --------------------------------    ---------
                                                          Sale of
                                                      Broward, Buffalo     Sale of
                                                       and Naperville   Calvert County
                                                      ----------------  --------------
REVENUES                                $ 23,458,429  $    (13,923,143) $   (9,535,286)   $
COSTS AND EXPENSES:
  Operating expenses                      15,199,086        (9,962,046)     (5,237,040)
  Management fees and allocated
   overhead from the General Partner       2,644,584        (1,593,363)     (1,051,221)
  Depreciation and amortization            8,662,922        (5,929,696)     (2,733,226)
                                         -----------   ---------------  --------------    ---------

OPERATING LOSS                            (3,048,163)        3,561,962        (513,799)
                                         -----------   ---------------  --------------    ---------

OTHER INCOME (EXPENSE):
  Interest expense                        (1,641,112)        1,641,112
  Other, net                                 304,162          (304,162)
                                         -----------   ---------------  --------------    ---------
    Total other income (expense), net     (1,336,950)        1,336,950
                                         -----------   ---------------  --------------    ---------
INCOME BEFORE EQUITY IN NET LOSS
 OF CABLE TELEVISION JOINT VENTURE        (4,385,113)        4,898,912        (513,799)
EQUITY IN NET INCOME OF CABLE
 TELEVISION JOINT VENTURE                 22,599,271       (22,599,271)
                                         -----------   ---------------  --------------    ---------

NET INCOME                               $18,214,158   $   (17,700,359) $     (513,799)   $
                                         ===========   ===============  ==============    =========

NET INCOME PER LIMITED
 PARTNERSHIP INTEREST                    $    113.54                                      $
                                         ===========                                      =========


   The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited pro forma statement.

                           CABLE TV FUND 14-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1999


                                                                         Pro Forma              Pro Forma
                                                As Reported              Adjustments             Balance
                                                -----------  --------------------------------  ----------
                                                             Sale of Buffalo      Sale of
                                                             and Naperville    Calvert County
                                                             --------------    --------------
REVENUES                                        $ 6,037,128  $   (3,568,811)   $   (2,468,317) $
COSTS AND EXPENSES:
  Operating expenses                              3,881,538      (2,614,861)       (1,266,677)
  Management fees and allocated
   overhead from the General Partner                652,301        (368,571)         (283,730)
  Depreciation and amortization                   2,267,740      (1,561,898)         (705,842)
                                                -----------  --------------    --------------  ----------

OPERATING LOSS                                     (764,451)        976,519          (212,068)
                                                -----------  --------------    --------------  ----------

OTHER INCOME (EXPENSE):
  Interest expense                                 (385,069)        385,069
  Gain on sale of cable television system        15,864,241     (15,864,241)
  Other, net                                       (432,964)        432,964
                                                -----------  --------------    --------------  ----------
       Total other income (expense), net         15,046,208     (15,046,208)
                                                -----------  --------------    --------------  ----------

NET INCOME                                      $14,281,757  $  (14,069,689)   $     (212,068) $
                                                ===========  ==============    ==============  ==========

NET INCOME PER LIMITED
 PARTNERSHIP INTEREST                           $     89.11                                    $
                                                ===========                                    ==========




   The accompanying notes to unaudited pro forma financial statements arean integral part of this unaudited pro forma statement.

                           CABLE TV FUND 14-A, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     1) The following calculations present the sale of the Calvert County System and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma balance sheet assumes that the Partnership sold the Calvert County System and the Naperville System on March 31, 1999. The unaudited pro forma statements of operations of the Partnership for the year ended December 31, 1998 and for the three months ended March 31, 1999 assume that the Partnership sold the Broward System, the Buffalo System, the Calvert County System and the Naperville System on January 1, 1998.

     3) On May 6, 1999, the Partnership sold the Naperville System to an unaffiliated party for $23,000,000, subject to customary closing adjustments. From the sales proceeds, the Partnership repaid the then-outstanding balance of $10,332,777 on its revolving credit facility, paid a brokerage fee of $575,000, or 2.5% of the sales price, settled working capital adjustments and deposited $696,000 into an indemnity escrow account. The remaining net proceeds of $10,000,000 were distributed, in May 1999, to the Partnership's limited partners of record as of the closing date of the sale of the Naperville System. This distribution gave the Partnership's limited partners an approximate return of $62.50 for each $500 limited partnership interest, or $125 for each $1,000 invested in the Partnership. Because the distribution to the limited partners from the sale of the Naperville System, together with all prior distributions, did not return to the limited partners 125% of the capital initially contributed to the Partnership by the limited partners, the General Partner did not receive a general partner distribution from the sale of the Naperville System.

     On July 6, 1999, the partnership sold the Calvert County System to a subsidiary of the General Partner for $39,388,667, subject to customary closing adjustments. The purchase price was determined by the average of three separate independent appraisals of the fair market value of the Calvert County System. This sale was approved by the holders of a majority of the limited partnership interests in a vote conducted by the General Partner in March and April 1999. Upon closing, the Partnership settled working capital adjustments, paid certain fees and expenses related to the transaction and will distribute the remaining proceeds to the limited partners and to the General Partner in the third quarter of 1999. Based upon financial information as of March 31, 1999, such distribution would total approximately $39,311,000. The limited partners as a group would receive approximately $34,257,000 and the General Partner would receive approximately $5,054,000. There is no assurance that the actual distribution will equal the amount above.

     4) The estimated gain recognized from the sale of the Calvert County System and corresponding estimated distribution to partners as of March 31, 1999 has been computed as follows:

Gain on Sale of Assets:


Contract sales price                                               $ 39,388,667
Less: Net book value of investment in cable television properties
           at March 31, 1999                                         11,633,833
                                                                     ----------

Gain on sale of assets                                             $ 27,754,834
                                                                     ==========

Distributions to Partners:
Contract sales price                                               $ 39,388,667
Working capital adjustment:
Add:  Trade receivable, net                                             186,582
      Prepaid expenses                                                  204,210
Less: Accrued liabilities                                              (309,041)
      Subscriber prepayments                                            (34,853)
                                                                     ----------


Adjusted cash received                                               39,435,565
Add:  Cash on hand                                                       27,686
Less: Capital lease obligations                                        (152,293)
                                                                      ----------

Cash available for distribution by the Partnership to  partners    $ 39,310,958
                                                                     ==========

Distribution to limited partners                                   $ 34,256,701
                                                                     ==========

Distribution to the General Partner                                $ 5,054,257
                                                                     ==========